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                                                                    Exhibit 10.3
                                                                    ------------
                            GRC INTERNATIONAL, INC.
                           OFFICERS STOCK OPTION PLAN

1.     PURPOSE

       The purpose of the Officers Stock Option Plan is to enable the Company to attract and retain the most qualified officers possible, by enabling such employees to acquire a proprietary interest (or increase their proprietary interest) in the Company in accordance with the terms and conditions of this Plan.

2.     DEFINITIONS

       2.1  "Board" means the Board of Directors of the Company.
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       2.2  "Cause", in the context of termination of employment, shall be
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defined in the context of executive employment and shall include, but not be limited to, any material violation by an Optionee of any written employment agreement, any act of dishonesty with respect to the Company or a Related Corporation thereof, or the commission of any act reflecting unfavorably on the Company or a Related Corporation thereof.

       2.3  "Code" means the Internal Revenue Code of 1986, as amended from time
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to time.

       2.4  "Committee" means the Committee of the Board appointed pursuant to
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Section 4.3 hereof, except as otherwise provided in Section 4.1 hereof.

       2.5  "Company" means GRC International, Inc., a Delaware corporation, or
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any successor thereto by merger, consolidation or otherwise.

       2.6  "Director" means a director of the Company.
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       2.7  "Disability" means the inability to engage in any substantial
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gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve months, as determined by the Committee.

       2.8  "Effective Date" means August 15, 1996.
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       2.9  "Exchange Act" means the Securities Exchange Act of 1934, as amended
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from time to time.

       2.10 "Fair Market Value" means the average of the high and low sale
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prices of the Stock quoted on the New York Stock Exchange Composite Transaction
Reporting System (or on the exchange or system where the Stock is principally traded) on the date for which Fair Market Value is to be determined (or if unavailable on such date, on the next preceding trading date). If the Fair Market Value is not available on such date, the Committee shall determine the Fair Market Value

       2.11 "Grant Date" means the date as of which an Option is granted by the
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Committee pursuant to the Plan.

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       2.12 "Officer" means any officer of the Company or a Related Corporation
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(as defined in the bylaws of the applicable corporation).  The term "Officer"
shall exclude non-employee directors.

       2.13 "Option" means any stock option granted pursuant to the terms of the
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Plan.

       2.14 "Option Agreement" means the agreement executed between the Company
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and the Optionee pursuant to Section 9 hereof.

       2.15 "Option Price" means the purchase price of shares of Stock subject
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to an Option.

       2.16 "Option Term" means the period beginning on the Grant Date and
             -----------
ending on the day an Option expires under the terms of the Option Agreement or the Plan.

       2.17 "Optionee" means any Officer who is granted an Option pursuant to
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the Plan.

       2.18 "Plan" means the GRC International, Inc. Officers Stock Option Plan.
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       2.19 "Related Corporation" means any parent or subsidiary corporation, as
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defined in Section 424 of the Code.

       2.20 "Section 16 Optionee" means an Optionee who is a director, officer
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or ten percent beneficial owner of the Company, as those terms are used in
Section 16 of the Exchange Act.

       2.21 "Stock" means shares of the Company's $0.10 par value common stock.
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3.     STOCK SUBJECT TO PLAN

       The aggregate number of shares which may be issued under Options under this Plan shall not exceed 300,000 shares of Stock, unless such number of shares is adjusted as provided in Section 10. The Stock subject to Options to be granted under the Plan shall be shares of Stock reacquired by the Company and held as treasury stock, provided, however, that the Stock subject to Options to
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be granted under the Plan may be shares of the Company's authorized but unissued
Stock where permissible without shareholder approval under the rules of the New York Stock Exchange (or on such other exchange or system where the Stock is principally traded). In the event that any outstanding Option under the Plan expires or terminates for any reason without having been exercised in full, the shares of Stock allocable to the unexercised portion of such Option shall become available for other Options under the Plan. In the event that the exercise price of an Option or any taxes in connection therewith are paid by (i) shares of previously owned Stock, or (ii) the Company's retention of shares of Stock otherwise issuable to the Optionee upon exercise, then only the net amount of shares of Stock actually issued to the Optionee shall be counted against the aggregate number of shares which may be issued under the Plan, and any shares of Stock which are not actually issued to the Optionee shall become available for other Options under the Plan.

4.    ADMINISTRATION OF PLAN

       4.1.  Administration by Committee.  The Plan shall be administered by the
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Committee which shall be appointed pursuant to Section 4.3 hereof; provided, however, that the Board


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may perform any function of the Committee under the Plan, including without limitation for the purpose of ensuring that transactions under the Plan by any
Section 16 Optionee are exempt under Rule 16b-3. In any case in which the Board is performing a function of the Committee under the Plan, each reference to the Committee herein shall be deemed to refer to the Board.

       4.2. Powers of Committee.  The Committee has full and final authority in
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its sole discretion to:

          (i)   grant Options from time to time to Officers;

          (ii) determine the duration, terms and provisions of the Options and of Option Agreements, including but not limited to, any vesting provisions;

          (iii) condition the exercise of any Options granted hereunder on the attainment of certain specified goals by the Officer or by the Company or a Related Corporation thereof;

          (iv) restrict the sale or otherwise provide for the repurchase of shares acquired pursuant to the terms of an Option;

          (vi)  determine the time or times at which Options shall be granted;

          (vii) determine the number of shares to be covered by each Option;

          (viii)determine the Fair Market Value and the Option Price;

          (ix)  interpret the Plan;

          (x) prescribe, amend and rescind rules and regulations relating to the Plan; and

          (xi) make all other determinations, orders and decisions necessary or advisable for the administration of the Plan. All such determinations and actions shall be conclusive and binding for all purposes and upon all persons.

       4.3. Committee.
            ---------

            4.3.1 The Plan shall be administered by a Committee appointed or designated by the Board.

            4.3.2 The Board may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, however caused, shall be filled by the Board.

            4.3.3 The interpretation and construction by the Committee of any provision of the Plan, or of any Option granted under it, shall be final.

5.     EXERCISE OF OPTIONS

       5.1  Time of Exercise.  Each Option shall be exercisable in accordance
            ----------------
with the terms of the applicable Option Agreement, except that Options shall become immediately

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exercisable in full, notwithstanding any delayed exercisability provisions in the Option Agreement, upon the death or Disability of the Optionee.

       5.2. Manner of Exercise.  To exercise an Option in whole or in part, an
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Optionee shall give written notice of exercise to the Committee specifying the number of shares as to which the Option is being exercised, accompanied by payment in full of the Option Price for such shares either in cash or in such other consideration as approved by the Committee in its sole discretion including, but not limited to, (i) shares of previously owned Stock (held by the Optionee for at least 6 months if acquired by exercise of option), or (ii) in the event of hardship and with the advance approval of the Committee, the Company's retention of shares of Stock otherwise issuable to the Optionee upon exercise. Shares of Stock used to make payments under (i) and (ii) shall be valued at Fair Market Value on the date such notice is received by the Company's Stock Option Administrator (or if unavailable on such date, on the next preceding trading date), and the number of shares to be required for payments under (i) or (ii) shall be rounded to the nearest whole share so that no cash payment shall be required by reason of any fractional amount. Not less than 10 shares may be purchased at any one time unless the number purchased is the total number purchasable under the Option. The exercise of each Option shall also be subject to any other restrictions, terms or conditions contained in the rules and regulations of the Committee or in the Option Agreement.

       5.3. No Rights of Stockholder.  The holder of an Option shall not have
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any of the rights of a stockholder with respect to the shares covered by his
Option until the Option is duly exercised.

       5.4. Additional Restrictions on Exercise.  Notwithstanding any other
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provision in this Plan to the contrary, no Option may be exercised at a time or in a manner which could result in the loss of any tax deduction for the Company under Section 162(m) of the Code, provided, however, that if an Option expires
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within 12 months after an Optionee has properly completed and delivered an exercise notice to the Company with respect to such Option and such exercise has been rejected by the Company pursuant to this provision, then the expiration date of such Option shall be extended until July 31 of the Company's first fiscal year thereafter in which such exercise no longer could result in the loss of any tax deduction to the Company under Section 162(m).

6.     OPTION AGREEMENT

       Promptly after the grant of an Option under the Plan, and before the exercise of any part thereof, the Company and the Optionee shall execute an Option Agreement incorporating the terms of this Plan and specifying the Option Price, the number of shares of Stock subject to the Option, the terms and conditions of the Option, and such other matters, as the Committee in its sole discretion may determine. The Option Agreement may also contain any other provision restricting exercise or otherwise as the Committee shall deem appropriate.

7.     TERMINATION OF EMPLOYMENT

       7.1. Termination For Any Reason Other Than Death, Disability or Cause.
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            7.1.1.  If an Optionee's employment ceases for any reason other than death or Disability or termination for Cause, his or her Option(s) shall remain in effect until the earlier of the end of the Option Term or the expiration of 3 months after the Optionee's termination.

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            7.1.2   If any Related Corporation or division of the Company is
sold or any other transaction occurs as a result of which an Optionee is no longer an employee of the Company or an employee of an entity which is then a Related Corporation thereof, such Optionee's Option(s) shall remain in effect until the earlier of the end of the Option Term or the expiration of 3 months after such sale or other transaction.

       7.2. Termination For Cause.  If an Optionee's employment is terminated
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for Cause, his or her Options shall lapse forthwith.

       7.3. Disability.  If an Optionee's employment ceases by reason of such
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Optionee's Disability, his or her Options shall remain in effect until the earlier of the end of the Option Term or the expiration of 1 year after the Optionee's termination.

       7.4. Death.  If an Optionee's employment ceases by reason of Optionee's
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death, his or her Options shall remain in effect until the earlier of the end of the Option Term or the expiration of 1 year after the Optionee's death, and may be exercised by the person to whom the Option has been transferred by will or the laws of the descent and distribution.

       7.5. Committee's Discretion.  Notwithstanding the foregoing provisions of
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this Section 7, the Committee may, in its sole discretion, extend the privilege to exercise all or any part of the Option in accordance with its terms for any period of time within the Option Term.

8.     NO GUARANTEE OF EMPLOYMENT

       Nothing in the Plan or in any Option Agreement, and no grant of an Option pursuant to the Plan shall be construed as a contract of employment between the Company or a Related Corporation and the Optionee, or as a contractual right to continue in the employ of the Company or a Related Corporation or as a limitation of the right of the Company or a Related Corporation to discharge the Optionee at any time.

9.     NON-TRANSFERABILITY OF OPTIONS

       Except as may be expressly permitted by the Committee, Options shall not be transferable otherwise than by will or the laws of descent and distribution and, during the lifetime of the Optionee, an Option may be exercised only by him or her.

10.    STOCK ADJUSTMENT

       10.1. Changes in Capital Structure.  In the event that the outstanding
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shares of Stock of the Company are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation or otherwise substantially affected by reason of reorganization, merger, consolidation, recapitalization, reclassification, forward or reverse stock split, combination of shares, dividend payable in capital stock or other special, large and non-recurring dividend, appropriate adjustment shall be made by the Committee in the number and kind of shares for the purchase of which Options may be granted under the Plan. In addition, the Committee shall make appropriate adjustment in the number and kind of shares as to which outstanding Options, or portions thereof then unexercised, shall be exercisable, and in other Option terms, to the end that the Optionee's proportionate interest and value shall be maintained as before the occurrence of the event. Any adjustment made by the Committee shall be conclusive.

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       10.2.  Liquidation or Dissolution.  If the Company dissolves and
              --------------------------
liquidates, then notwithstanding any restrictions on exercise set forth in this Plan or any Option, each Optionee shall have the right to exercise his Option at any time on or before the tenth day prior to the effective date of such liquidation and dissolution. The Committee may establish a different period for exercise by notice to the Optionee, and it may establish limitations on exercise to avoid subjecting the Optionee to liability under Section 16(b) of the Exchange Act. Any Option not so exercised shall terminate on the last day for exercise prior to such effective date.

       10.3  Limitation on Rights of Optionee.  Except as expressly provided in
             --------------------------------
Section 10.1 or 10.2 hereof, an Optionee shall have no rights by reason of the issuance of (i) shares of Stock of the Company pursuant to this Plan, (ii) additional shares of Stock, (iii) any other security or debenture convertible into Stock, (iv) or any other equity security, including issuance pursuant to a plan of merger, consolidation or statutory share exchange, and no adjustment by reason thereof shall be made with respect to the number of shares of Stock subject to an Option or the Option Price.

       10.4  Rights of the Company.  The grant of an Option pursuant to the Plan
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shall not affect in any way the right or power of the Company to engage in corporate transactions, including but not limited to issuing additional shares of stock; making adjustments, reclassifications, reorganizations or changes in its capital or business structure; participating in mergers, consolidations or share exchanges with one or more other corporations or entities; or dissolving, liquidating or selling or transferring all or any part of its business or assets.

11.    LEGAL RESTRICTIONS

       The Company will not be obligated to issue or deliver shares of Stock upon exercise of an Option if counsel to the Company determines that such issuance would violate any law or regulation of any governmental authority or any agreement between the Company and any securities exchange or system upon which the Stock is then listed or quoted. In connection with any stock issuance or delivery, the person acquiring the shares shall, if requested by the Company, give assurances satisfactory to counsel by the Company regarding such matters as the Company may deem desirable, and other restrictions may apply to the shares, to assure compliance with all legal requirements. The Company shall in no event be obligated to take any action in order to cause the exercise of any Option.

12.    TERM OF PLAN

       Options may be granted pursuant to the Plan from time to time at any time after the Effective Date.

13.    AMENDMENT OF THE PLAN

       The Board may at any time terminate, suspend or amend the Plan, provided that no such amendment shall be made without shareholder approval if such shareholder approval is required by any federal or state law or regulation or the rules of any stock exchange or system on which the Stock may then be listed or quoted, and provided, further, that no such amendment shall materially
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adversely affect the rights of an Optionee without the express written consent of the Optionee (or the person otherwise entitled to exercise the Option) unless permitted by the terms of the Option Agreement.

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14.    MODIFICATION, EXTENSION AND RENEWAL OF OPTIONS

       Subject to the terms and conditions of the Plan and any Option Agreement, the Committee may modify, extend or renew outstanding Options granted under the Plan, or accept the surrender of outstanding Options, to the extent not previously exercised, and authorize the granting of new Options in substitution therefor. The Committee may not change the terms or conditions of any outstanding Option in a manner that would materially adversely affect the rights of the Optionee without the express written consent of the Optionee (or the person otherwise entitled to exercise the Option) unless permitted by the terms of the Option Agreement.

15.    APPLICATION OF FUNDS

       The proceeds received by the Company from the sale of Stock pursuant to the exercise of the Option shall be used for its general corporate purposes.

16.    WITHHOLDING TAXES

       16.1.  Elections to Pay Withholding Taxes. Any Optionee may pay the
              ----------------------------------
amount of any federal, state or local taxes required by law to be withheld in connection with the exercise of an Option, as well as any additional taxes on the exercise up to Optionee's marginal rate, either in cash or in such other consideration as approved by the Committee in its sole discretion including, but not limited to (i) shares of previously owned Stock (held by the Optionee for at least 6 months if acquired by exercise of option) (valued at Fair Market Value), or (ii) the Company's retention of shares of Stock otherwise issuable to the Optionee upon exercise (valued at Fair Market Value). Shares of Stock used to make payments under (i) and (ii) shall be valued as of the exercise date, and the number of shares to be required for payments under (i) or (ii) shall be rounded to the nearest whole share so that no cash payment shall be required by reason of any fractional amount.

       16.2.  Compulsory Payment of Tax Withholding Obligations. In the event
              -------------------------------------------------
an Optionee does not satisfy his tax withholding obligations pursuant to Section 16.1, the Company or a Related Corporation shall have the right to deduct from any compensation or any other payment of any kind due Optionee the amount of any federal, state or local taxes required by law to be withheld as the result of the exercise of an Option. In lieu of such deduction, the Company may require the Optionee to make a cash payment to the Company or a Related Corporation thereof equal to the amount required to be withheld. In the event the Optionee does not make such payment when requested, the Company may refuse to issue any stock certificate pursuant to the exercise of any Option until arrangements satisfactory to the Committee for such payment have been made.

17.    RULE 16b-3 COMPLIANCE

       17.1.  Six-Month Holding Period.  Unless an Optionee could otherwise
              ------------------------
dispose of equity securities, including derivative securities, acquired under the Plan without incurring liability under Section 16(b) of the Exchange Act, equity securities acquired under the Plan must be held for a period of six months following the date of such acquisition, provided that this condition shall be satisfied with respect to a derivative security if at least six months elapse from the date of acquisition of the derivative security to the date of disposition of the derivative security (other than upon exercise or conversion) or its underlying equity security.

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       17.2.  Other Compliance Provisions. With respect to a Section 16
              ----------------------------
Optionee, the Committee shall implement transactions under the Plan and administer the Plan in a manner that will ensure that each transaction by such Optionee is exempt from liability under Rule 16b-3, except that such Optionee may be permitted to engage in a non-exempt transaction under the Plan if written notice has been given to the Optionee regarding the non-exempt nature of the transaction. The Committee may authorize the Company to repurchase any Option or shares of Stock acquired under the Plan in order to prevent a Section 16 Optionee from incurring liability under Section 16(b). Unless otherwise specified by the Optionee, equity securities, including derivative securities, acquired under the Plan which are disposed of by an Optionee shall be deemed to be disposed of in the order acquired by the Optionee.

18.    MISCELLANEOUS

       18.1.  Exclusion from Retirement and Fringe Benefit Computation. The
              --------------------------------------------------------
award and exercise of Options pursuant to the Plan shall not be taken into account as "wages," "salary" or "compensation" in determining eligibility, benefits or otherwise under (i) any pension, retirement, profit-sharing or other qualified or non-qualified plan or deferred compensation plan; (ii) any employee welfare or fringe benefit plan including, but not limited to, group life or disability insurance; or (iii) any form of extraordinary pay including, but not limited to, bonuses, sick pay and vacation pay.

       18.2.  Gender.  As used herein the masculine gender shall include the
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feminine as the identity of an Optionee may require.

       18.3. Governing Law.  The validity, interpretation and administration of
             -------------
the Plan and of any rules, regulations, determinations or decisions made thereunder, and the rights of any and all persons having or claiming to have any interest therein or thereunder, shall be determined exclusively in accordance with the laws of the State of Delaware, without regard to principles of conflicts of law, and applicable federal law. Without limiting the generality of the foregoing, the period within which any action in connection with the Plan must be commenced shall be governed by the laws of the State of Delaware without regard to the place where the act or omission complained of took place, the residence of any party to such action or the place where the action may be brought.

       18.4.  Headings. The headings in this Plan are for reference purposes
              --------
only and shall not affect the meaning or interpretation of the Plan.

       18.5.  Notices. All notice and other communications made or given
              -------
pursuant to this Plan shall be in writing and shall be sufficiently made or given if hand delivered or mailed by certified mail, addressed to the Optionee at the address contained in the records of the Company, or to the Company at its principal office.


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